UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

OXBRIDGE RE HOLDINGS LIMITED

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36346	98-1150254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 201, 42 Edward Street, Georgetown P.O. Box 469 Grand Cayman, Cayman Islands	KY1-9006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 749-7570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Ordinary Shares (par value $0.001)	OXBR	The Nasdaq Stock Market LLC
Warrants to Purchase Ordinary Shares	OXBRW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 1, 2023, the Company held its 2023 Annual Meeting of Shareholders. The Company previously filed the Proxy Statement and related materials pertaining to the Annual Meeting of Shareholder with the Securities and Exchange Commission. On the record date of April 24, 2023, there were 5,870,234 ordinary shares outstanding and entitled to vote at the Annual Meeting of Shareholders.

Proposal 1: Election of Directors

Five nominees for the Board of Directors were elected to serve as directors of the Company, each to hold office in accordance with the Articles of Association of the Company until the annual general meeting of shareholders of the Company in 2024. The tabulation of votes was as follows:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes

Sanjay Madhu	2,171,374	44,986	5,915	2,346,825

Arun Gowda	2,071,628	144,732	5,915	2,346,825

Dwight Merren	2,072,031	144,329	5,915	2,346,825

Wrendon Timothy	2,155,486	60,674	6,115	2,346,825

Lesley Thompson	2,034,473	155,348	32,454	2,346,825

Proposal 2: Ratification of the Appointment of Independent Auditor

The appointment of Hacker, Johnson & Smith, P.A. as the Company’s independent auditor for the fiscal year ending December 31, 2023 was ratified as set forth below:

For	Against	Abstain	Broker Non-Votes
4,459,821	107,610	1,669	-

Proposal 3: Approval on an Advisory, Non-Binding Basis the Company’s Executive Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
1,782,629	438,532	1,114	2,346,825

Proposal 4: Recommend Frequency of Advisory Vote on Executive Compensation

The Company’s shareholders recommended, on an advisory basis, to hold an advisory vote on the compensation of the Company’s named executive officers every three years by the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain
884,848	196,748	1,065,505	75,174

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXBRIDGE RE HOLDINGS LIMITED

/s/ Wrendon Timothy
Date: June 2, 2023	Wrendon Timothy
Chief Financial Officer and Secretary
(Principal Accounting Officer and Principal Financial Officer)

A signed original of this Form 8-K has been provided to Oxbridge Re Holdings Limited and will be retained by Oxbridge Re Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.